UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2012 (December 7, 2012)

NEW ENTERPRISE STONE & LIME CO., INC.

(Exact name of registrant as specified in charter)

DELAWARE	333-176538	23-1374051
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

3912 Brumbaugh Road
P.O. Box 77

New Enterprise, PA 16664

(Address of principal executive offices)

(814) 766-2211

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement

On December 7, 2012, New Enterprise Stone & Lime Co., Inc. ( the “Company”) entered into Amendment No. 2 and Waiver to Credit Agreement (the “Amendment”) with respect to its $170 million asset-based secured revolving credit facility (the “ABL Facility”) among the Company, the lenders from time to time party thereto, and Manufacturers and Traders Trust Company as Agent (“M&T” or the “Agent”).  The Amendment extends the date for delivery of the Company’s financial statements for its third fiscal quarter ended November 30, 2012 to March 15, 2013 (or such later date as the Agent may agree).

The foregoing is not a complete discussion of the Amendment and is qualified in its entirety by reference to the full text of the Amendment attached to this Current Report on Form 8-K as Exhibit 10.1, which is incorporated by reference herein.

Item 7.01              Regulation FD Disclosure

The Company is also reporting that it has received from the lender under the ABL Facility an extension of the delivery date of its Form 10-K for the fiscal year ended February 29, 2012 to December 15, 2012 (which, given that such date is not a business day, is extended to December 17, 2012 automatically pursuant to the terms of the ABL Facility) and its Form 10-Q for the second quarter ended August 31, 2012 to February 15, 2013.

The information in Item 7.01 of this Form 8-K, and the related exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01              Financial Statements and Exhibits

d) Exhibits.

No.	Description

10.1

Amendment No. 2 and Waiver to Credit Agreement, dated as of December 7, 2012, by and among New Enterprise Stone & Lime Co., Inc., as Borrower, and Manufacturers and Traders Trust Company, as the Agent, the Issuing Bank, the Swing Lender, and a Lender.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW ENTERPRISE STONE & LIME CO., INC.

	By:	/s/ Paul I. Detwiler, III
Paul I. Detwiler, III
President, Chief Financial Officer and Secretary

Date: December 12, 2012

EXHIBIT INDEX

No.	Description

10.1

Amendment No. 2 and Waiver to Credit Agreement, dated as of December 7, 2012, by and among New Enterprise Stone & Lime Co., Inc., as Borrower, and Manufacturers and Traders Trust Company, as the Agent, the Issuing Bank, the Swing Lender, and a Lender.